Exhibit 99.2


                                   CHARTERMAC
                                   ----------

                       FOURTH AMENDED AND RESTATED BYLAWS

                                   ARTICLE I

                                     OFFICES

     Section 1. PRINCIPAL OFFICE. The principal office of the trust shall be located at such place as the board of trustees may designate in its sole discretion.

     Section 2. ADDITIONAL OFFICES. The trust may have additional offices at such places as the board of trustees may from time to time determine in its sole discretion or the business of the trust may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     Section 1. PLACE. All meetings of shareholders shall be held at the principal office of the trust or at such other place within the united states as shall be stated in the notice of the meeting.

     Section 2. ANNUAL MEETING. An annual meeting of the shareholders shall be held for the election of managing trustees whose terms have expired and the transaction of any other proper business on such date and at such time and place as may be designated by resolution of the board of trustees from time to time.

     Section 3. SPECIAL MEETINGS. Special meetings of the shareholders (or of shareholders holding shares of any class or series having a separate class or series vote on any matter pursuant to the trust agreement or applicable law) may be called by the board of trustees pursuant to a resolution adopted by a majority of the whole board of trustees, including a majority of the independent trustees. Special meetings of shareholders shall also be called by the board of trustees upon the written request of the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Such request shall briefly state the purpose of such meeting and the matters proposed to be acted on at such meeting.

     Section 4. NOTICE. Not less than 10 nor more than 90 days before each meeting of shareholders, the board of trustees shall give to each shareholder entitled to vote at such meeting and to each shareholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, stating briefly the purpose for which the meeting is called, either by mail or by presenting it to such shareholder personally or by leaving it at the shareholder's residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the united states mail addressed to the shareholder at the shareholder's address as it appears on the records of the trust, with postage thereon prepaid.


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     Section 5. SCOPE OF NOTICE. Any business of the trust may be transacted at an annual meeting of shareholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of shareholders except as specifically designated in the notice.

     Section 6. ORGANIZATION. At every meeting of shareholders, the chairman of the board of trustees, if there is one, shall conduct the meeting or, in the case of vacancy in office or absence of the chairman of the board of trustees, the following officers of the trust: the president and the vice presidents in their order of rank and seniority, and a person appointed by the chairman shall act as secretary.

     Section 7. QUORUM AND ADJOURNMENTS. At any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; provided, however, this section shall not affect any requirement under any statute, the trust agreement or these bylaws regarding the vote necessary for the adoption of any measure. Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. Any meeting of shareholders, regardless of whether a quorum is present or is not present, may be adjourned from time to time by the chairman of the board of trustees or such other person conducting the meeting pursuant to article ii, section 6 of these bylaws, or by the board of trustees, or by the shareholders entitled to vote at such meeting, present in person or by proxy, by a majority in voting power thereof. Any such adjournment of a meeting may be to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 120 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

                The Shareholders present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

     Section 8. VOTING. A plurality of all the votes entitled to be cast, and actually cast, at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a managing trustee. Each share may be voted for as many individuals as there are managing trustees to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless a different vote is required by statute, the trust agreement or these bylaws. Unless otherwise provided in the trust agreement, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at any meeting of shareholders.

     Section 9. PROXIES. A shareholder may cast the votes entitled to be cast by the shares owned of record by such shareholder either in person or by proxy executed in writing or


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transmitted by telephone (whether orally or otherwise), telegram, cablegram or means of electronic transmission by the shareholder or by the shareholder's duly authorized attorney in fact. Such proxy shall be filed with the board of trustees before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the board of trustees.

     Section 10. VOTING OF SHARES BY CERTAIN HOLDERS. Shares of the trust registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation, partnership, trust or other entity or agreement governing the organization of such other entity presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his name as such fiduciary, either in person or by proxy.

                Shares of the Trust directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding Shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding Shares at any given time.

                The Board of Trustees may adopt by resolution a procedure by which a Shareholder may certify in writing to the Trust that any Shares registered in the name of the Shareholder are held for the account of a specified Person other than the Shareholder. The resolution shall set forth the class of Shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the Share transfer books, the time after the record date or closing of the Share transfer books within which the certification must be received by the Trust; and any other provisions with respect to the procedure which the Board of Trustees considers necessary or desirable. On receipt of such certification, the Person specified in the certification shall be regarded as, for the purposes set forth in the certification, the Shareholder of record of the specified Shares in place of the Shareholder who makes the certification.

     Section 11. INSPECTORS. At any meeting of shareholders, the chairman of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.


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                Each report of an inspector shall be in writing and signed by such inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of Shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

     Section 12. NOMINATIONS AND SHAREHOLDER BUSINESS.

     (a) ANNUAL MEETINGS OF SHAREHOLDERS. (1) Subject to paragraph (c) of this section 12, nominations of persons for election as a managing trustee to the board of trustees and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the trust's notice of meeting, (ii) by or at the direction of a majority of the board of trustees or (iii) by any shareholder of the trust who was a shareholder of record both at the time of giving of notice provided for in this section 12(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this section 12(a).

         (2) For nominations or other business to be properly brought before an annual meeting of shareholders by a shareholder pursuant to clause (iii) of paragraph (a)(1) of this section 12, the shareholder must have given timely notice thereof in writing to the board of trustees. To be timely, a shareholder's notice shall be delivered to the board of trustees at the principal executive offices of the trust not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the trust has not previously held an annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a managing trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of managing trustees, or is otherwise required, in each case pursuant to regulation 14a under the securities exchange act of 1934, as amended (the "exchange act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a managing trustee if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the trust's books, and of such beneficial owner and (y) the number of shares of each class of beneficial interests of the trust which are owned beneficially and of record by such shareholder and such beneficial owner. Notwithstanding the foregoing provisions, the board of trustees shall have the right, pursuant to regulation 14a under the exchange act, to reject any shareholder proposal or nomination raised.


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         (3) Notwithstanding anything in the second sentence of paragraph (a)(2)
of this section 12 to the contrary, in the event that the number of managing trustees to be elected to the board of trustees is increased and there is no public announcement naming all of the nominees for managing trustee or specifying the size of the increased board of trustees made by the trust at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the board of trustees at the principal office of the trust not later than the close of business on the tenth day following the day on which such public announcement is first made by the trust.

     (b) SPECIAL MEETINGS OF SHAREHOLDERS. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the trust's notice of meeting. Subject to paragraph (c) of this section 12, nominations of persons for election to the board of trustees may be made at a special meeting of shareholders at which managing trustees are to be elected (i) pursuant to the trust's notice of meeting, (ii) by or at the direction of the board of trustees or (iii) provided that the board of trustees has determined that managing trustees shall be elected at such special meeting, by any shareholder of the trust who is a shareholder of record both at the time of giving of notice provided for in this section 12(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this section 12(b). Subject to paragraph (c) of this section 12, in the event the trust calls a special meeting of shareholders for the purpose of electing one or more managing trustees to the board of trustees, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the trust's notice of meeting, if the shareholder's notice containing the information required by paragraph (a)(2) of this section 12 shall be delivered to the board of trustees at the principal office of the trust not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of trustees to be elected at such meeting.

     (c) SPECIAL NOMINATION PROVISIONS.

         (1) NOMINATION OF THE INDEPENDENT TRUSTEES. Notwithstanding anything herein to the contrary, the independent trustees nominated by the board of trustees shall be nominated by the nominating committee of the board of trustees, which nominations shall be subject to the approval of two-thirds of the board of trustees. All managing trustees shall have the right to recommend to the nominating committee for its consideration their choices for the independent trustee nominees.

         (2) NOMINATION OF THE NON-INDEPENDENT TRUSTEES. Subject to the provisions of the trust agreement (including, without limitation, any certificate of designation attached thereto), non-independent trustees nominated by the board of trustees shall be nominated by the nominating committee of the board of trustees, which nominations shall be subject to the approval of a majority of the board of trustees. All managing trustees shall have the right to recommend to the nominating committee for its consideration their choices for the non-independent trustee nominees.


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     (d) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this section 12 shall be eligible to serve as managing trustees and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this section 12. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this section 12 and, if any proposed nomination or business is not in compliance with this section 12, to declare that such defective nomination or proposal be disregarded.

         (2) "Public announcement" shall mean disclosure in a press release reported by the dow jones news service, associated press or comparable news service or in a document publicly filed by the trust with the securities and exchange commission pursuant to section 13, 14 or 15(d) of the exchange act.

         (3) Notwithstanding the foregoing provisions of this section 12, a shareholder shall also comply with all applicable requirements of state law and of the exchange act and the rules and regulations thereunder with respect to the matters set forth in this section 12. Nothing in this section 12 shall be deemed to affect any rights of shareholders to request inclusion of proposals or the trust's right to exclude such proposals in the trust's proxy statement pursuant to rule 14a-8 under the exchange act.

     Section 13. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order or any shareholder shall demand that voting be by ballot.

     Section 14. CONDUCT OF MEETINGS. The board of trustees may adopt by resolution such rules and regulations for the conduct of meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the board of trustees, the chairman of any meeting of shareholders shall have the right and authority to convene and adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the board of trustees or prescribed by the chairman of the meeting, may include, without limitation, the following:

     (a) The establishment of an agenda or order of business for the meeting;

     (b) Rules and procedures for maintaining order at the meeting and the safety of those present;

     (c) Limitations on attendance at or participation in the meeting of shareholders of record, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine;

     (d) Restrictions on entry to the meeting after the time fixed for the commencement thereof; and


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     (e) Limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the board of trustees or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     Section 15. ACTION BY CONSENT OF SHAREHOLDERS. Any action required or permitted to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by regular mail) to the trust by delivery to its principal place of business, or an agent of the trust having custody of the book in which proceedings of minutes of shareholders are recorded. The trust shall make a public announcement of the taking of the action without a meeting by less than unanimous written consent.

     Section 16. RECORD DATE FOR ACTION BY CONSENT OF SHAREHOLDERS. In order that the trust may determine the shareholders entitled to consent to action in writing without a meeting, the trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of trustees, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of trustees. Any shareholder of record seeking to have the shareholders authorize or take action by consent shall, by written notice to a managing trustee, request the board of trustees to fix a record date. The board of trustees shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the board of trustees within 10 days of the date on which such a request is received, the record date for determining shareholders entitled to consent to action in writing without a meeting, when no prior action by the board of trustees is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered (by hand or by certified or registered mail, return receipt requested) to the trust by delivery to its principal place of business, or to an agent of the trust having custody of the book in which proceedings of meetings of shareholders are recorded. If no record date has been fixed by the board of trustees and prior action by the board of trustees is required by applicable law, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the board of trustees adopts the resolution taking such prior action.


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                                  ARTICLE III

                                MANAGING TRUSTEES

     Section 1. GENERAL POWERS. The business and affairs of the trust shall be managed under the direction of its board of trustees.

     Section 2. LIMITATIONS ON POWERS. The board of trustees shall not have the authority to:

     (a) cause the trust to acquire minority positions which, in the aggregate, are in excess of 15% of total market value (measured at the time of such investment);

     (b) cause the trust to invest in a first mortgage bond secured by a mortgage loan on any one underlying property if the principal of such first mortgage bond would exceed, in the aggregate, an amount equal to 20% of total market value (measured at the time of such investment);

     (c) cause the trust to invest in first mortgage bonds secured by mortgage loans to any one borrower if the principal of such first mortgage bonds would exceed, in the aggregate, an amount greater than 20% of total market value (measured at the time of such investment);

     (d) cause the trust to invest in first mortgage bonds secured by mortgage loans on unimproved real property or tax-exempt securities relating to unimproved real property in an amount in excess of 10% of total market value (measured at the time of such investment);

     (e) cause the trust to invest in a first mortgage bond secured by a mortgage loan on any one underlying property if the aggregate amount of all mortgage loans outstanding on the underlying property, including the principal amount of the mortgage loan, would exceed an amount equal to 85% of the appraised fair market value of the underlying property, as determined by an independent appraiser, unless the board of trustees or the manager determines that substantial justification exists for investing in such a first mortgage bond because of other aspects of the loans, such as the net worth of the borrower, the credit rating of the borrower based on historical financial performance, additional collateral (such as a pledge or assignment of other real estate or another real estate mortgage) or an assignment of rents under a lease or where the trust has purchased a first mortgage bond at a price that is no more than 85% of the value of the underlying property (notwithstanding that the face amount of the outstanding mortgage loans with respect to the underlying property exceeds 85% of the appraised fair market value of the underlying property), provided that any loans relating to the underlying property which are advanced by third parties (and which cause the aggregate amount of all mortgage loans outstanding on the underlying property to exceed 85% of the appraised fair market value of the underlying property) are subordinated to the trust's investment and do not entitle such third party lender to any material rights upon default without the trust's consent until after the trust's first mortgage bond and related mortgage loan with respect to such underlying property have been repaid;

     (f) do any act in contravention of these bylaws or which would make it impossible to carry on the ordinary business of the trust;


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     (g) confess a judgment against the trust in connection with any threatened or pending legal action;

     (h) possess any trust asset or assign the rights of the trust in specific trust assets for other than a trust purpose;

     (i) perform any act (other than an act required by these bylaws or any act taken in good faith reliance upon counsel's opinion) which would, at the time such act occurred, subject any shareholders to liability in any jurisdiction;

     (j) commingle the trust funds with those of any other person;

     (k) operate the trust in such a manner as to have the trust classified as
(1) an "investment company" for purposes of the investment company act of 1940, as amended, or (2) other than as a partnership for purposes of the code; and

     (l) cause the trust to invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and are appropriately recorded in the chain of title.

     Section 3. NUMBER, TENURE AND QUALIFICATIONS. At any regular meeting or at any special meeting called for that purpose, two-thirds of the entire board of trustees may establish, increase or decrease the number of managing trustees, provided that the number thereof shall never be less than three nor more than sixteen, and at least a majority of the managing trustees, by at least (i) one trustee while mr. White is on the board of trustees and, (ii) two trustees if mr. White is not on the board of trustees shall be independent trustees, and further provided that the tenure of office of a managing trustee shall not be affected by any decrease in the number of managing trustees.

     Section 4. ANNUAL AND REGULAR MEETINGS. An annual meeting of the board of trustees shall be held immediately after and at the same place as the annual meeting of shareholders, no notice other than this bylaw being necessary. The board of trustees may provide, by resolution, the time and place, either within or without the state of delaware, for the holding of regular meetings of the board of trustees without other notice than such resolution.

     Section 5. SPECIAL MEETINGS. Special meetings of the board of trustees may be called by or at the request of the chairman of the board of trustees, or by a majority of the managing trustees then in office. The person or persons authorized to call special meetings of the board of trustees may fix any place, either within or without the state of delaware, as the place for holding any special meeting of the board of trustees called by them.

     Section 6. NOTICE. Notice of any special meeting of the board of trustees shall be delivered personally or by telephone, email, facsimile transmission, united states mail or courier to each managing trustee at his email, business or residence address. Notice by personal delivery, by telephone, email or a facsimile transmission shall be given at least two days prior to the meeting. Notice by mail shall be given at least five days prior to the meeting and shall be deemed to be given when deposited in the united states mail properly addressed, with postage thereon prepaid. Telephone notice shall be deemed to be given when the managing trustee is


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personally given such notice in a telephone call to which he is a party. Email and facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the trust by the managing trustee and receipt of a completed answer-back indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the board of trustees need be stated in the notice, unless specifically required by statute or these bylaws.

     Section 7. QUORUM. A majority of the managing trustees shall constitute a quorum for transaction of business at any meeting of the board of trustees, provided that, if less than a majority of such managing trustees are present at said meeting, a majority of the managing trustees present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the trust agreement or these bylaws, the vote of a majority of a particular group of managing trustees is required for action, a quorum must also include a majority of such group, but only with respect to a vote on such action.

                The Managing Trustees present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Managing Trustees to leave less than a quorum.

     Section 8. VOTING. The action of the majority of the managing trustees present at a meeting at which a quorum is present shall be the action of the board of trustees (including with respect to actions to merge, consolidate or convert the trust), unless the concurrence of a greater proportion is required for such action by the trust agreement or applicable law. Notwithstanding the foregoing, where any action is required pursuant to the terms of the trust agreement to be approved by a majority vote of the independent trustees or by a majority of the independent trustees (or like wording), then the action of a majority of the total number of persons at the time serving on the board of trustees who constitute independent trustees shall be the action of the board of trustees.

     Section 9. TELEPHONE MEETINGS. Managing trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

     Section 10. INFORMAL ACTION BY MANAGING TRUSTEES. Any action required or permitted to be taken at any meeting of the board of trustees may be taken without a meeting, if a consent in writing to such action is signed by each managing trustee and such written consent is filed with the minutes of proceedings of the board of trustees.

     Section 11. VACANCIES.

     (a) General. If for any reason any or all the managing trustees cease to be managing trustees, such event shall not annul, dissolve or terminate the trust or affect these bylaws or the powers of the remaining managing trustees hereunder (even if fewer than three managing trustees remain). Any individual elected as managing trustee in accordance with this section 11 shall hold office until the next annual meeting of shareholders at which such managing trustee's class is to be elected and until his successor is elected and qualifies.


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     (b) Independent trustees. If any vacancy, whether or not created by an increase in the number of managing trustees, must be filled with an independent trustee to comply with the terms of section 3.1 Of the trust agreement, and there are any remaining independent trustees, replacement independent trustees shall be nominated by the nominating committee of the board of trustees, which nominations shall be subject to the approval of two-thirds of the managing trustees, and the vacancy shall be filled by a majority vote of the managing trustees electing a nominated replacement independent trustee. All managing trustees shall have the right to recommend to the nominating committee for its consideration their choices for the replacement independent trustee nominees. If there is no remaining independent trustee, any such vacancies shall be filled by a majority of the remaining managing trustees.

     (c) Non-independent trustees. Subject to the provisions of the trust agreement (including, without limitation, any certificate of designation attached thereto), if any vacancy, whether or not created by an increase in the number of managing trustees, must be filled with a non-independent trustee to comply with the terms of section 3.1 Of the trust agreement, replacement non-independent trustees shall be nominated by the nominating committee of the board of trustees and the vacancy shall be filled by a majority vote of the managing trustees. All managing trustees shall have the right to recommend to the nominating committee for its consideration their choices for the replacement non-independent trustee nominee.

     Section 12. COMPENSATION. Managing trustees other than independent trustees shall not receive any salary or other compensation for their services as managing trustees. By resolution of the board of trustees, independent trustees may receive fixed sums, shares in the trust or other compensation per year and/or per meeting and/or for any service or activity they performed or engaged in as managing trustees. Managing trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the board of trustees or of any committee thereof and for their expenses, if any, in connection with any other service or activity they performed or engaged in as managing trustees; but nothing herein contained shall be construed to preclude any managing trustees from serving the trust in any other capacity and receiving compensation therefor.

     Section 13. LOSS OF DEPOSITS. No trustee shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or property have been deposited.

     Section 14. SURETY BONDS. Unless required by law, no trustee shall be obligated to give any bond or surety or other security for the performance of any of his duties.

     Section 15. RELIANCE. Each trustee, officer (if any), employee and agent of the trust shall, in the performance of his or her duties with respect to the trust, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the trust, upon an opinion of counsel or upon reports made to the trust by any of its officers (if any) or employees (if any) or by the adviser, accountants, appraisers or other experts or consultants selected by the board of trustees or officers (if any) of the trust, regardless of whether such counsel or expert may also be a trustee.

     Section 16. CERTAIN RIGHTS OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS. The trustees shall have no responsibility to devote their full time to the affairs of the trust. Any trustee or officer (if any), employee (if any) or agent of the trust, in his personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the trust.

     Section 17. CERTAIN RIGHTS OF THE INDEPENDENT TRUSTEES.

     (a) Charter Mac Corporation. Notwithstanding any provision herein to the contrary, at any time at which there are any Independent Trustees in office, the powers and duties conferred and imposed upon the Trust as sole shareholder of Charter Mac Corporation in accordance with Article 13 of the certificate of incorporation of Charter Mac Corporation relating to (i) the taking or refraining from taking of action by Charter Mac Corporation with respect to any consents, waivers, amendments, approvals, elections or similar actions under or pertaining to any of the RCC Acquisition Documents (as defined below) that may affect the rights or obligations of any of APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II L.P. and SJB Associates L.P., or their Affiliates (as defined in that certain Contribution Agreement dated as of December 17, 2002, as amended from time to time (the "Contribution Agreement") by and among CharterMac Capital Company, LLC and the other parties named therein), or (ii) any amendment to this Section 17, shall be exercised and performed by the Independent Trustees. For such purposes, the Independent Trustees shall act by the affirmative vote of a majority of the persons who are then serving as Independent Trustees at a meeting at which at least a majority of the Independent Trustees are present or by unanimous written consent of the Independent Trustees. The provisions of these bylaws and of Delaware Statutory Trust Act shall govern such action at a meeting or by written consent as if the Independent Trustees constituted the board of trustees. For the purposes of this
Section 17, "RCC Acquisition Documents" shall mean collectively the Contribution Agreement and each of the Collateral Agreements (as defined in the Contribution Agreement).

     (b) Trustee liability. The personal liability of the independent trustees acting pursuant to section 17(a) hereof is hereby eliminated to the fullest extent permitted by delaware statutory trust act, as the same may be amended and supplemented.

                                   ARTICLE IV

                                   COMMITTEES

     Section 1. NUMBER, TENURE AND QUALIFICATIONS. The board of trustees may appoint an audit committee, a compensation committee, a nominating committee and any other committees determined to be necessary or advisable by the board of trustees. Such committees shall be comprised of one or more managing trustees and may also be comprised of individuals appointed by the board of trustees who are not trustees of the trust. Each of the audit committee, the compensation committee and the nominating committee shall be entirely comprised of independent trustees or individuals that are not trustees of the trust who would otherwise qualify as an independent trustee.

     Section 2. POWERS. The board of trustees may delegate to committees appointed under section 1 of this article any of the powers of the board of trustees, except as prohibited by law.

     Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the board of trustees. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The board of trustees may designate a chairman of any committee, and such chairman or any two members of any committee may fix the time and place of its meeting unless the board of trustees shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another managing trustee to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

     Section 4. TELEPHONE MEETINGS. Members of a committee of the board of trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

     Section 5. INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the board of trustees may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

     Section 6. VACANCIES. Subject to the provisions hereof, the board of trustees shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

                                   ARTICLE V

                                    OFFICERS

     The Trust shall not have any officers. Notwithstanding the foregoing, the Board of Trustees may from time to time in its sole discretion appoint persons as "officers" of the Trust with such titles, powers and duties as they shall deem necessary or desirable. Additionally, the Trust shall create an Operating Committee which shall, subject to the authority of the Board of Trustees, be vested with general responsibility for the ordinary and usual management of the business and affairs of the Trust. The Board of Trustees may from time to time in its sole discretion appoint and remove members of the Operating Committee, who may but are not required to be Managing Trustees or "officers" of the Trust. The Operating Committee shall be initially comprised of the following individuals: Marc D. Schnitzer, Denise L. Kiley(1), Alan P. Hirmes, Stuart J. Boesky, Stephen M Ross, Jeff T. Blau, Michael J. Brenner and Stuart


________________
(1) Denise L. Kiley retired as Chief Credit Officer and a Managing Trustee of CharterMac as of June 30, 2005.

Rothstein(2). Each member of the Operating Committee shall have one vote. In the event of any significant disagreements at the Operating Committee level, the matter shall be referred to the Board of Trustees for resolution.

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     Section 1. CONTRACTS. Subject to the terms of the trust agreement, the board of trustees may authorize an officer (if any), the manager or other agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the trust and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the managing trustees or by an authorized person shall be valid and binding upon the trust when authorized or ratified by action of the board of trustees.

     Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the trust shall be signed by such officer of the trust (if any), the manager or other agent of the trust in such manner as shall from time to time be determined by the board of trustees.

     Section 3. DEPOSITS. All funds of the trust not otherwise employed shall be deposited from time to time to the credit of the trust in such banks, trust companies or other depositories as the board of trustees may designate.

                                  ARTICLE VII

                          SHARES OF BENEFICIAL INTEREST

     Section 1. CERTIFICATES. Shares may, but need not be, represented by certificates. Shares not represented by certificates will be held in book-entry form. Each shareholder of shares not represented by certificates may request from the trust, and upon such request, shall be entitled to, a certificate or certificates which shall represent and certify the number of shares of each class or series of beneficial interest held by him in the trust. Each certificate representing shares shall be signed by the chairman of the board of trustees, if any, or any managing trustee if no chairman has been elected, and may be sealed with the seal, if any, of the trust. The signatures of the managing trustees may be either manual or facsimile. Certificates are not valid until manually countersigned and registered by the trust's transfer agent and/or registrar. Certificates shall be consecutively numbered; and if the trust shall, from time to time, issue several classes or series of shares, each class may have its own number series. A certificate is valid and may be issued whether or not a managing trustee who signed it is still a managing trustee when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their distributions or as to their allocable portion of the assets upon dissolution and liquidation or which are redeemable at the option of the trust, shall have a statement of such restriction, limitation,


________________
(2) Mr. Rothstein resigned as an officer of the Trust as of March 31, 2004.

preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the trust intends to issue certificated shares of more than one class, the certificate representing such shares shall contain on the face or back a full statement or summary of the designations and any preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions and other qualifications and terms and conditions of redemption of such class of beneficial interest and the differences in the relative rights and preferences between the shares of each series of such class to the extent they have been set and the authority of the board of trustees to set the relative rights and preferences of subsequent series of such class. In lieu of such statement or summary, the certificate may state that the trust will furnish a full statement of such information to any shareholder upon written request and without charge. If any class or series of certificated shares is restricted by the trust as to transferability, the certificate representing such shares shall contain a full statement of the restrictions.

     Section 2. TRANSFERS. Upon the request by a shareholder of shares not represented by certificates to transfer one or more of such shares, accompanied by proper evidence of succession, assignment or authority to transfer, the transfer agent of the trust shall transfer such shares to the account of the person entitled thereto and shall debit the account of the transferring shareholder, and the transaction shall be recorded upon the trust's books. Upon surrender to the trust or the transfer agent of the trust of a share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the transfer agent of the trust shall credit the shares to the account of the person entitled thereto, in book-entry form, and shall cancel the certificate representing such shares, and the transaction shall be recorded upon the trust's books.

                The Trust shall be entitled to treat the holder of record of any Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share or on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                Notwithstanding the foregoing, transfers of Shares shall be subject in all respects to the Trust Agreement and all of the terms and conditions contained therein, and to the terms of such Shares determined by the Board of Trustees in accordance with Section 10.2 of the Trust Agreement.

     Section 3. REPLACEMENT CERTIFICATE. The manager or any other person designated by the board of trustees may direct a new certificate to be issued in place of any certificate previously issued by the trust alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed and requesting a new certificate. When authorizing the issuance of a new certificate, the manager or such other person designated by the board of trustees may, in such person's discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as the manager or such other person shall require and/or to give bond, with sufficient surety, to the trust and the trustees of the trust to indemnify them against any loss or claim which may arise as a result of the issuance of a new certificate.

     Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. Subject to
article ii, section 16, with respect to record dates in connection with consent to action without a meeting, the board of trustees may set, in advance, a record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or determining shareholders entitled to receive payment of any distribution or the allotment of any other rights, or in order to make a determination of shareholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of shareholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of shareholders of record is to be held or taken.

                In lieu of fixing a record date, the Board of Trustees may provide that the Share transfer books shall be closed for a stated period but not longer than 20 days. If the Share transfer books are closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such books shall be closed for at least ten days before the date of such meeting.

                If no record date is fixed and the Share transfer books are not closed for the determination of Shareholders, (a) the record date for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of Shareholders entitled to receive payment of a distribution or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the distribution or allotment of rights, is adopted.

                When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

     Section 5. SHARE LEDGER. The trust shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each shareholder and the number of shares of each class or series held by such shareholder.

     Section 6. FRACTIONAL SHARES; ISSUANCE OF UNITS. The board of trustees may issue fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the trust agreement or these bylaws, the board of trustees may issue units consisting of different securities of the trust. Any such security issued in a unit shall have the same characteristics as any identical securities issued by the trust, except that the board of trustees may provide that for a specified period securities of the trust issued in such unit may be transferred on the books of the trust only in such unit.

                                  ARTICLE VIII

                                 ACCOUNTING YEAR

         The Board of Trustees shall have the power, from time to time, to fix the fiscal year of the Trust by a duly adopted resolution.

                                   ARTICLE IX

                                  DISTRIBUTIONS

     Section 1. AUTHORIZATION. Distributions upon the shares of the trust may be authorized and declared by the board of trustees, subject to the provisions of law and the trust agreement. Distributions may be paid in cash, property or shares of the trust, subject to the provisions of law and the trust agreement.

     Section 2. CONTINGENCIES. Before payment of any distributions, there may be set aside out of any assets of the trust available for distributions such sum or sums as the board of trustees may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing distributions, for repairing or maintaining any property of the trust or for such other purpose as the board of trustees shall determine to be in the best interest of the trust, and the board of trustees may, in its sole discretion, modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                INVESTMENT POLICY

     Subject to the provisions of the Trust Agreement, the Board of Trustees may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Trust as it shall deem appropriate in its sole discretion.

                                   ARTICLE XI

                                      SEAL

     Section 1. SEAL. The board of trustees may authorize the adoption of a seal by the trust. The seal shall contain the name of the trust and the year of its creation and the words "delaware statutory trust." The board of trustees may authorize one or more duplicate seals and provide for the custody thereof.

     Section 2. AFFIXING SEAL. Whenever the trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(seal)" adjacent to the signature of the person authorized to execute the document on behalf of the trust.

                                  ARTICLE XII

                     INDEMNIFICATION AND ADVANCE OF EXPENSES

         To the maximum extent permitted by Delaware law in effect from time to time and in addition to any rights set forth in the Trust Agreement, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Trustee, Manager, officer (if any), employee (if any) or agent of the Trust and who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a Trustee, Manager, officer (if any), employee (if any) or agent of the Trust and at the request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of such Person's service in that capacity. The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a Person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any officer (if any), employee (if any) or agent of the Trust or a predecessor of the Trust.

         Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Trust Agreement inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal, adoption or amendment.

                                  ARTICLE XIII

                                WAIVER OF NOTICE

         Whenever any notice is required to be given pursuant to the Trust Agreement or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any Person at any meeting shall constitute a waiver of notice of such meeting, except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE XIV

                               AMENDMENT OF BYLAWS

         The Board of Trustees shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws; provided that notwithstanding anything herein to the contrary, (i) any amendment, alteration or repeal of any provisions of these Bylaws that require the vote of two-thirds of the Board of Trustees for the taking of any action, and any adoption, amendment or alteration of any other provisions of these Bylaws or the Trust Agreement inconsistent with such provisions, shall require the approval of not less than two-thirds of the members of the Board of Trustees, and (ii) any amendment, alteration or repeal of any provisions of these Bylaws that require the vote of a majority of the Independent Trustees (or a majority vote of the Independent Trustees) for the taking of any action, and any adoption, amendment or alteration of any other provisions of these Bylaws or the Trust Agreement inconsistent with such provisions, shall require the approval of not less than a majority of the Independent Trustees.

                                   ARTICLE XV

                       REQUESTS FOR LISTS OF SHAREHOLDERS

     Section 1. GENERAL. Any request for access to the lists of shareholders must be in writing setting forth with particularity a proper purpose reasonably related to the current status of the person making the request as a shareholder in the trust at the time of the request. The request must certify that the person making the request is doing so solely on such person's own behalf and not on behalf of or for the benefit of any other person. If any such request is for the purpose of communicating with shareholders, such request shall be accompanied by a copy of the proposed communication. The person making the request for the list of shareholders shall reimburse the trust for all reasonable costs incurred by the trust in responding to such request. The trust shall have no obligation to maintain any list of the names or addresses of any shareholders who are not record owners of the shares, including, without limitation, non-objecting beneficial owners of the shares.

     Section 2. TENDER OFFERS. The trust will not provide the shareholders access to or copies of any of the trust's books and records or the lists of shareholders for the purpose of conducting or facilitating any tender offer or other offer or solicitation to buy 5% or less of the outstanding shares of the trust (a "mini-tender offer") unless, in addition to compliance with all other applicable legal requirements, the person making such mini-tender offer agrees in writing to comply with all of the terms and conditions set forth herein:

     (a) Such mini-tender offer shall afford shareholders withdrawal rights during the entire period the mini-tender offer remains open.

     (b) Such mini-tender offer shall afford shareholders proration rights for all shares of the trust tendered during the entire period the mini-tender offer remains open.

     (c) Such mini-tender offer shall truthfully and completely disclose all material facts pertaining to such mini-tender offer, the trust and the market and prices for the shares of the trust that the person making the mini-tender offer knows or reasonably should know.

     (d) Such mini-tender offer shall fully comply in all respects with all applicable federal and state laws.

     (e) At least seven business days prior to the commencement of any mini-tender offer, the persons conducting such mini-tender offer shall deliver to the trust copies of all written materials respecting such mini-tender offer that the person making the mini-tender offer intends to disseminate to the shareholders.

     (f) The trust shall have the right to require any person making any mini-tender offer to deliver to the trust an opinion rendered by legal counsel, in form and substance satisfactory to the trust, stating that such mini-tender offer is in full compliance in all respects with applicable federal and state laws.

     Section 3. MAILING BY THE TRUST IN LIEU OF PROVIDING SHAREHOLDER LIST. In lieu of providing any other form of access to the lists of shareholders (and subject to any such communication complying with all requirements of this instrument, the trust agreement and applicable law), the trust reserves the right to mail any such communication (including, without limitation, copies of all written materials that a person making a mini-tender offer intends to disseminate to the shareholders) to shareholders on behalf of the requesting shareholder at the expense of the shareholder.

                                  ARTICLE XVI

                                   DEFINITIONS

     Section 1. CERTAIN DEFINITIONS. All terms not otherwise defined in these bylaws shall have the meanings ascribed to them in the second amended and restated trust agreement of the trust, as amended from time to time (the "trust agreement"). As used in these bylaws, the following terms shall have the meanings set forth below:

     "Entity" shall mean any general partnership, limited partnership, corporation, joint venture, trust, business or statutory trust, real estate investment trust, limited liability company, cooperative or association.

     "Exchange Act" shall have the meaning ascribed to such term in Article II,
Section 12(a)(2) hereof.

     "First Mortgage Bonds" shall mean tax-exempt participating or non-participating first mortgage bonds issued by various state or local governments or their agencies or authorities.

     "Management Agreement" shall mean the agreement between the Trust and the Manager, as amended from time to time, pursuant to which the Manager will be engaged by the Trust to conduct the business and affairs of the Trust upon the terms and conditions therein.

     "Manager" shall mean such Person to which the Board of Trustees delegates the authority to conduct the business and affairs of the Trust in all matters as set forth in the Management Agreement with the Manager.

     "Mini-Tender Offer" shall have the meaning ascribed to such term in Article XV, Section 2 hereof.

     "Minority Position" shall mean a minority position of a First Mortgage Bond, which is subordinated to the credit position of the holders of the remaining portions of such First Mortgage Bond.

     "Mortgage Loan" shall mean the first mortgage and related mortgage loan on an Underlying Property which has been financed with the proceeds of a First Mortgage Bond.

     "Person" shall mean an individual or Entity.

     "public announcement" shall have the meaning ascribed to such term in
Article II, Section 12(d)(2) hereof.

     "Tax-Exempt Securities" shall mean securities, the income from which is exempt from federal income taxation, which are rated not lower than A1 by Moody's Investors Service, Inc. or A+ by Standard & Poor's Ratings Group, or are unrated but which the Manager determines are of comparable quality.

     "Trust Agreement" shall have the meaning ascribed to such term in Article XVI, Section 1 hereof.

     "Underlying Properties" shall mean the properties which secure the obligations under the Mortgage Loans, First Mortgage Bonds and other mortgage investments.



Notes:   Amended and restated by the Board of Trustees on September 20, 2005.